                                                                 EXHIBIT 10.18.2

                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into as of July 7, 1998, but effective as of June 30, 1998, by and among SILICON VALLEY BANK, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Central Plaza, 11300 Rockville Pike, Suite 1205, Rockville, Maryland 20852 and VISUAL NETWORKS, INC., a Delaware corporation ("Company"), VISUAL NETWORKS OPERATIONS, INC., a Delaware corporation ("Visual Operations"), VISUAL NETWORKS INVESTMENTS,
INC., a California corporation ("Visual Investments"), VISUAL NETWORKS TECHNOLOGIES, INC., a California corporation ("Visual Technologies") and VISUAL NETWORKS OF TEXAS, L.P., a Texas limited partnership ("Visual Texas"; together with Visual Operations, Visual Investments, Visual Technologies and the Company being called collectively, the "Borrowers" and each a "Borrower").

                                   RECITALS.

      A. The Company and Bank have entered into that certain Loan and Security Agreement dated January 8, 1998 (as amended by this Agreement, the "Loan Agreement"), pursuant to which Bank agreed to establish a revolving credit facility (as the same may be increased from time to time, the "Committed Revolving Line") in favor of the Company in the maximum principal amount of Seven Million and No/100 Dollars ($7,000,000.00).

      B. The Company has created three (3) wholly-owned subsidiaries, Visual Operations, Visual Investments and Visual Technologies, and a wholly owned partnership, Visual Texas. The Company has requested that Bank (i) consent to the transfer of certain assets as more fully described on Schedules A, B, C and D attached hereto from the Company to Visual Operations, Visual Investments, Visual Technologies and Visual Texas, respectively, (ii) amend certain provisions of the Loan Agreement and (iii) release some of the existing Collateral and Bank has agreed, on the condition, among others, that Visual Operations, Visual Investments,

Visual Technologies and Visual Texas be added as co-obligors on all of the Obligations, that Visual Operations, Visual Investments, Visual Technologies and Visual Texas each grant the Bank a first lien and security interest on certain of its assets, and that this Agreement be executed and delivered by the Borrowers to Bank.

      C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Bank do hereby agree as follows:

      1. Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

      2.    Definitions.

            (a) From and after the date hereof, the definitions of "Collateral", "Current Liabilities", "Eligible Accounts", "Permitted Indebtedness", "Permitted Investment", "Quick Assets", and "Responsible Officer", "Revolving Maturity Date" and "Tangible Net Worth" set forth in
Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

            "Collateral" means all right, title and interest of any Borrower in and to the following: (a) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of the any Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and the Borrower's Books relating to any of the foregoing;

      (b) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to any Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by any Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by any Borrower and the Borrower's Books relating to any of the foregoing; and (c) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and all cash and non cash proceeds thereof.

            "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of the Company and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of the Company or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt and deferred revenues.

            "Eligible Accounts" means those Accounts that arise in the ordinary course of the Company's business that comply with all of the Company's representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon prior notification thereof to the Company in accordance with the provisions hereof. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

            (a) Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

            (b) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

            (c) Accounts with respect to which the account debtor is an officer, employee, or agent of the Company;

            (d) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

            (e) Accounts with respect to which the account debtor is an Affiliate (other than by virtue of being directly or indirectly under common ownership or control with the Company) of the Company;

            (f) Accounts with respect to which the account debtor does not have its principal place of business in the United States and Accounts arising from products shipped to or services provided to branches or offices located in the United States of any account debtor that does not have its principal place of business in the United States;

            (g) Accounts with respect to which the account debtor is a federal, state, or local governmental entity or any department, agency, or instrumentality thereof;

            (h) Accounts with respect to which the Company is liable to the account debtor for goods sold or services rendered by the account debtor to the Company, but only to the extent of any amounts owing to the account debtor against amounts owed to the Company;

            (i) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to the Company exceed twenty-five percent (25%) of all Accounts, except with respect to Sprint/United Management Company, AT&T Corp. and MCI Telecommunications Corp., as to which the percentage shall be forty percent (40%), to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

            (j) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

            (k) Accounts the collection of which Bank reasonably determines to be doubtful.

            "Permitted Indebtedness" means:

                  (a) Indebtedness of any Borrower in favor of Bank arising under this Agreement or any other Loan Document;

                  (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

                  (c) Subordinated Debt, including intercompany debt which is subordinated to the repayment of all Indebtedness in favor of the Bank in a form satisfactory to the Bank in all material respects;

                  (d) Indebtedness to trade creditors incurred in the ordinary course of business;

                  (e)   Indebtedness secured by Permitted Liens;

                  (f) Warranty and product support obligations which arise in the ordinary course and conduct of any Borrower's business;

                  (g)   Indebtedness in respect of taxes permitted under
      Section 6.5; and

                  (h)   Other Indebtedness, not otherwise permitted by
      Section 7.4 not exceeding Three Hundred Thousand Dollars ($300,000) in the aggregate outstanding at any time.

                  "Permitted Investment" means:

                  (a) Investments existing on the Closing Date disclosed in the Schedule;

                  (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one
      (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank;

                  (c) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in the ordinary course of business;

                  (d) Loans or advances to officers and employees approved by the Board of Directors in an aggregate amount not in excess of Twenty Thousand Dollars ($20,000) outstanding at any time

                  (e) Intercompany Loans or advances to any Subsidiaries that are now or hereafter parties to this Agreement and the Loan Documents; and

                  (f) Investments in eligible securities set forth in Schedule E attached hereto.

                  "Quick Assets" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of fewer than ninety (90) days of Company determined in accordance with GAAP.

            "Responsible Officer" means each of the Chief Executive Officer, the President, the Treasurer, the Chief Financial Officer, the Vice President of Finance, the Director of Treasury Operations and the Controller of Borrower.

            "Revolving Maturity Date" shall mean April 5, 1999.

            "Tangible Net Worth" means at any date as of which the amount thereof shall be determined, the consolidated total assets of the Company and its Subsidiaries minus, without duplication, (i) the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.

From and after the date hereof, all references in the Loan Agreement to the "Collateral", "Current Liabilities", "Eligible Accounts", "Permitted Indebtedness", "Permitted Investments", "Quick Assets", "Responsible Officer", "Revolving Maturity Date" and "Tangible Net Worth" shall have the meanings set forth herein and all references to Exhibit A shall be deemed to refer to the Collateral described above. From and after the date hereof, all references in the Loan Agreement to the "Borrower" shall be deemed to refer to the Borrowers defined in this Agreement.

      3. Advances. Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows

            2.1 Advances. Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower and issue Letters of Credit, in an aggregate amount not to exceed the Committed Revolving Line or the Borrowing Base, whichever is less. For purposes of this Agreement, "Borrowing Base" shall mean an amount equal to eighty percent (80%) of Eligible Accounts, minus the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement.

            On the Closing Date, Borrower shall execute and deliver to Bank the Revolving Promissory Note.

      4. Borrowing Base Certificate. From and after the effective date hereof, notwithstanding anything set forth in Section 6.3 of the Loan Agreement to the contrary, the Borrowers shall be required to deliver Borrowing Base Certificates and the aged listings of accounts receivable and accounts payable only for any calendar month when Advances are outstanding under the Committed Revolving Line.

      5. Inventory; Returns. Section 6.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

            6.4 Inventory; Returns. Borrower shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Two Hundred Thousand Dollars ($200,000).

      6. Financial Covenants. Sections 6.8 and 6.11 of the Loan Agreement are hereby deleted in their entirety. Sections 6.9 and 6.10 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:
            6.9 Tangible Net Worth. The Company shall maintain, as of the last day of each fiscal quarter, a Tangible Net Worth of not less than $30,000,000.

            6.11 Quick Ratio. The Company shall maintain, as of the last day of each fiscal quarter, a ratio of Quick Assets to Current Liabilities of at least 1.5 to 1.0.

      7. Financial Reporting. Section 6.3(a) of the Loan Agreement is hereby deleted in its entirety as follows:



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

      (a) as soon as available, but in any event within forty five (45) days after the end of each quarter, a company prepared balance sheet and income statement covering Borrower's operations during such period, certified by an officer of Borrower (without any personal liability therefore other than liability based on fraud or criminal misconduct) reasonably acceptable to Bank;

      Except as expressly amended hereby, Section 6.3 shall remain unchanged.

      8. Events of Default. Sections 8.4 and 8.8 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

            8.4 Attachment. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged, bonded over or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim in excess of One Hundred Fifty Thousand Dollars ($150,000) in the aggregate becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment for an amount in excess of One Hundred Fifty Thousand Dollars ($150,000) is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Advances will be required to be made during such cure period);

            8.8 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Fifty Thousand Dollars ($150,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten
      (10) days (provided that no Advances will be made prior to the satisfaction or stay of such judgment); or

      9.    Assumption of Obligations.   Visual Operations, Visual
Technologies, Visual Investments and Visual Texas hereby jointly and severally with the Company covenant, promise and agree (a) to pay the Obligations at the times, in the manner and in all respects as provided in the Loan Agreement and the Loan Documents, (b) to perform each and all of the covenants, agreements and obligations in the Loan Agreement to be performed by the Company therein, at the time, in the manner and in all respects as therein provided, and
(c) to be bound by each and all of the terms and provisions of the Note and the Loan Agreement as though the Note and the Loan Agreement had originally been jointly and severally made, executed and delivered by each of the Borrowers.

      10. Transferred Assets. For purposes of the Loan Agreement, Bank hereby consents to the transfer by the Company to Visual Investments of the assets set forth on Schedule A attached hereto, the transfer by the Company to Visual Technologies of the assets set forth on Schedule B attached hereto, the transfer by the Company to Visual Operations of the assets set forth on Schedule C attached hereto and the transfer by the Company to Visual Texas of the assets set forth on Schedule D attached hereto (the assets set forth on Schedule A, Schedule B, collectively, the "Transferred Assets"). Bank hereby releases its lien and security interest on the Transferred Assets and any other assets that are not within the meaning of "Collateral" and agrees to execute and deliver to the Company, UCC partial releases covering the Transferred Assets and any other assets that are not within the meaning of "Collateral". Notwithstanding anything set forth herein to the contrary, the assets of Visual Investments and Visual Technologies other than the Collateral described herein will not be subject to the lien created by the Loan Documents or included in the calculation of the Borrowing Base.

      11    Grant of Security Interests.  Visual Operations, Visual
Investments, Visual Technologies and Visual Texas each hereby assign, pledge and grant to the Bank, and agrees that the Bank shall have a perfected and
continuing security interest in, and lien on, all Collateral of   Visual
Operations, Visual Investments, Visual Technologies and Visual Texas and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof. Each of the Borrowers represents to the Bank that its chief executive office and the address where the Borrower's Books are kept is set forth on Schedule F attached hereto and the Borrowers shall keep the Inventory only (a) at the locations set forth in

Schedule F attached hereto; (b) at various additional locations operated by Timeplex, Inc., provided, that if the value of Inventory kept at any such location exceeds $50,000, the Borrowers shall notify Bank, and upon Bank's request Borrowers will promptly sign and file a financing statement in such location to perfect Bank's security interest; and (c) such other locations of which Borrowers give Bank prior written notice and as to which Borrowers sign and file a financing statement where needed to perfect Bank's security interest.

      12    Additional Events of Default.  In addition to the Events of
Default set forth in the Loan Agreement, the failure of the Borrowers to perform under this Agreement shall constitute an Event of Default thereunder.

      13    Exhibits.  From and after the effective date of this Agreement,
Exhibits C, D and E to the Loan Agreement are replaced in their entirety with Exhibits C, D and E attached hereto. The Borrowers shall execute and deliver to the Bank on the date hereof their Amended and Restated Revolving Promissory Note in the form of Exhibit E attached hereto and incorporated herein by reference (the "Replacement Note") in substitution for and not satisfaction of, the issued and outstanding Note; and the Replacement Note shall be the "Note" and/or the "Revolving Promissory Note" for all purposes of the Loan Documents.

      14    Conditions Precedent.  This Agreement shall become effective on the date Bank receives the following documents, each of which shall be satisfactory in form and substance to Bank:

            (a)   The fully executed Replacement Note;

            (b) True and complete copies of the Articles of Incorporation and by-laws for Visual Operations, Visual Technologies and Visual
Investments, together with evidence of good standing in all appropriate jurisdictions;

            (c) True and complete copies of the Partnership Agreement, and all amendments thereto for Visual Texas, together with Certified Certificate of Limited Partnership for Visual Texas;

            (d) The favorable opinion of counsel for Borrowers satisfactory to Bank;

            (e) Proof that Borrowers have paid all costs and expenses to Bank in connection with this Agreement, including but not limited to Bank's reasonable attorneys fees;

            (f) All documents and instruments (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Bank, a perfected Lien in the Collateral (subject only to the Permitted Liens) in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) delivered such evidence as the Bank may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full, and

            (g) Such other information, instruments, opinions, documents, certificates and reports as Bank may deem necessary.

      15    Representations.  Each Borrower hereby confirms that the
covenants set forth in Section 5 of the Loan Agreement, are true and correct as of the date hereof, and that no Event of Default has occurred or is continuing immediately prior to or upon the execution of this Agreement.

      16    Counterparts.  This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

      17    Loan Documents; Governing Law; Etc.  This Agreement is one of the
Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

      18    Acknowledgments.  Each Borrower hereby confirms to Bank the enforceability and validity of each of the Loan Documents. In addition, each Borrower hereby agrees that the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the joint and several liability and obligations of Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Each Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents.

      19    Modifications.  This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

                   [SIGNATURES ARE ON THE FOLLOWING PAGES]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS/ATTEST:           VISUAL NETWORKS, INC.


/s/ RICHARD H. DEILY      By:     /s/ PETER J. MINIHANE
---------------------        --------------------------------------
                               Name:  Peter J. Minihane
                               Title: Treasurer

WITNESS/ATTEST:           VISUAL NETWORKS OPERATIONS, INC.


/s/ RICHARD H. DEILY      By:     /s/ PETER J. MINIHANE
---------------------        --------------------------------------
                               Name:  Peter J. Minihane
                               Title: Treasurer

WITNESS/ATTEST:           VISUAL NETWORKS TECHNOLOGIES, INC.


/s/ RICHARD H. DEILY      By:     /s/ PETER J. MINIHANE
---------------------        --------------------------------------
                               Name:  Peter J. Minihane
                               Title: Treasurer

WITNESS/ATTEST:           VISUAL NETWORKS INVESTMENTS, INC.


/s/ RICHARD H. DEILY      By:     /s/ PETER J. MINIHANE
---------------------        --------------------------------------
                               Name:  Peter J. Minihane
                               Title: Treasurer


WITNESS/ATTEST:           VISUAL NETWORKS OF TEXAS, L.P.
                          By: Visual Networks of Texas Operations, Inc., its
                              general partner

/s/ RICHARD H. DEILY      By:     /s/ PETER J. MINIHANE
---------------------        --------------------------------------
                               Name:  Peter J. Minihane
                               Title: Treasurer



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



                                    SILICON VALLEY BANK


                                    By: /s/ FRANK TOWER
                                       --------------------------------------
                                        Frank Tower
                                        Senior Vice President


                                    SILICON VALLEY BANK


                                    By: /s/ AMY YOUNG
                                       --------------------------------------
                                        Name:  Amy Young
                                        Title: Vice President
                                        (Signed in Santa Clara, California

                                                                    SCHEDULE F


Address of Books and Records and Chief Executive Office of Each Borrower:












Locations of Inventory of Each Borrower:

                                                                     EXHIBIT C
      BORROWING BASE CERTIFICATE

Borrower:   Visual Networks, Inc.
Bank:       Silicon Valley Bank


I   Commitment Amount:  $7,000,000


      ACCOUNTS RECEIVABLE
1     Accounts Receivable Book Value as of             $
                                           ---          -----------
2     Additions (please explain on reverse)            $
                                                        -----------
3     TOTAL ACCOUNTS RECEIVABLE                        $
                                                        -----------

      ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4     Amounts over 90 days due                         $
                                                        -----------
5     Balance of 50% over 90 day accounts              $
                                                        -----------
6     Concentration Limits                             $
                                                        -----------
7     Foreign Accounts                                 $
                                                        -----------
8     Governmental Accounts                            $
                                                        -----------
9     Contra Accounts                                  $
                                                        -----------
10    Promotion or Demo Accounts                       $
                                                        -----------
11    Intercompany/Employee Accounts                   $
                                                        -----------
12    Other (please explain on reverse)                $
                                                        -----------
13    TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS             $
                                                        -----------
14    Eligible Accounts (#3 minus #13)                 $
                                                        -----------
15    LOAN VALUE OF ACCOUNTS (80% of #14)              $
                                                        -----------
a65535
b65535      BALANCES

16    Maximum Loan Amount                              $7,000,000
17    Total Funds Available [Lesser of #15 or #16)]    $
                                                        -----------
18    Present balance owing on Line of Credit          $
                                                        -----------
19    Outstanding under Sublimit for Letters of Credit $
                                                        -----------
20    RESERVE POSITION (#17 minus #18 and #19)         $
                                                        -----------

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

Visual Networks, Inc.

By:
     -----------------------
         Authorized Signer

                                                                     EXHIBIT D
COMPLIANCE CERTIFICATE


TO:         SILICON VALLEY BANK


FROM:       VISUAL NETWORKS, INC.


      The undersigned authorized officer of VISUAL NETWORKS, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower
is in complete compliance for the period ending                  , 199_ with
all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by Borrower at any time or the date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

      PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                  REQUIRED                     COMPLIES
------------------                  --------                     --------
Quarterly financial statements      Quarterly within 45 days     Yes/No
Annual (CPA Audited)                FYE within 90 days           Yes/No
A/R & A/P Agings                    Monthly within 30 days
Borrowing Base Certificates         (when borrowing)             Yes/No
A/R Audit                           Annually (when borrowing)    Yes/No

FINANCIAL COVENANT            REQUIRED       ACTUAL    COMPLIES
------------------            --------       ------    --------
Tangible Net Worth:           $30,000,000;   _______     Yes No

Quick Ratio                   1.5  to 1.0    _______     Yes No


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COMMENTS REGARDING EXCEPTIONS:  See Attached.


Sincerely,

Visual Networks, Inc.


BY:
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